UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015 (September 8, 2015)

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-199129 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2015, Inland Residential Properties Trust, Inc. (the “Company”) entered into a Second Amended and Restated Dealer Manager Agreement (the “Second A&R DMA”) with Inland Securities Corporation (the “Dealer Manager”) to, among other things: (i) clarify that the Company will not pay selling commissions, but will pay a 1.375% dealer manager fee, to the Dealer Manager in connection with the special sales of Class A Shares to the client of a registered investment advisor in which the registered investment advisor is not affiliated with a participating soliciting dealer that is a party to a soliciting dealer agreement with the Dealer Manager (the “Non-Affiliated RIA Shares”) and accordingly that the purchase price for the Non-Affiliated RIA Shares is $23.16 per share; and (ii) remove the requirement that any stockholder wishing to purchase Class T Shares on multiple occasions do so through multiple accounts. The Dealer Manager is an affiliate of Inland Real Estate Investment Corporation, the Company’s sponsor.

Also, the form of soliciting dealer agreement, attached to the Second A&R DMA as Exhibit A, was amended to make corresponding changes made to the dealer manager agreement.

The description of the Second A&R DMA in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Second A&R DMA attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

On September 8, 2015, the Company amended and restated its distribution reinvestment plan (the “Third A&R DRP”) to change the frequency of providing each participant with a summary statement of his or her reinvestment account from a monthly basis to a quarterly basis.

The description of the Third A&R DRP in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Third A&R DRP attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

1.1	Second Amended and Restated Dealer Manager Agreement, dated September 8, 2015

1.2	Second Amended Form of Soliciting Dealer Agreement (included as Exhibit A in Exhibit 1.1)

4.1	Third Amended and Restated Distribution Reinvestment Plan, dated September 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	September 9, 2015	By:	/s/ Catherine L. Lynch
		Name:	Catherine L. Lynch
		Title	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Second Amended and Restated Dealer Manager Agreement, dated September 8, 2015

1.2	Second Amended Form of Soliciting Dealer Agreement (included as Exhibit A in Exhibit 1.1)

4.1	Third Amended and Restated Distribution Reinvestment Plan, dated September 8, 2015

4